UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 21, 2023

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01	OTHER EVENTS.

As previously disclosed, on March 5, 2020, RGC Resources, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with Janney Montgomery Scott LLC (“Janney”) pursuant to which Janney acts as the Company’s sales agent (the “Sales Agent”) with respect to the offer and sale, from time to time, of shares of the Company’s common stock, par value $5.00 per share (the “Common Stock”), in transactions qualifying as “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended.  The obligations of the Sales Agent under the Sales Agreement are subject to certain customary conditions, and the Sales Agreement includes customary representations, warranties and covenants of the Company, as well as customary indemnification and contribution provisions.

On February 21, 2023, the Company filed a prospectus supplement (the “Prospectus Supplement”) under its newly effective Registration Statement on Form S-3 (File No. 333-269462) (the “Registration Statement”) for the purpose of registering further offers and sales of shares of Common Stock by the Sales Agent under the Sales Agreement.  This Current Report on Form 8-K is being filed for the purpose of incorporating the exhibits filed herewith by reference into the Registration Statement and the related prospectus contained therein, as supplemented by the Prospectus Supplement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
1.1
At Market Issuance Sales Agreement, dated March 5, 2020, between RGC Resources, Inc. and Janney Montgomery Scott LLC, as agent (incorporated herein by reference to Exhibit 1.1 on Form 8-K as filed March 5, 2020)

5.1	Opinion of McGuireWoods LLP (filed herewith)
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: February 21, 2023	By:	/s/ Jason A. Field
Jason A. Field
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)